GLOBAL EQUITY FUND
                                  ANNUAL REPORT


                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998






                         IAI INVESTMENT FUNDS III, INC.


                                   [LOGO] IAI

                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                             IAI INTERNATIONAL FUND



                                  ANNUAL REPORT
                                OCTOBER 31, 1998


   President's Letter.............................................. 2

   Fund Manager's Review........................................... 4

   Fund Portfolio...................................................8

   Notes to Fund Portfolio........................................ 13

   Statement of Assets and Liabilities............................ 14

   Statements of Operations....................................... 15

   Statements of Changes in Net Assets............................ 16

   Financial Highlights........................................... 17

   Notes to Financial Statements.................................. 18

   Independent Auditors' Report....................................22

   Federal Tax Information.........................................23

   IAI Mutual Fund Family......................................... 24

   Adviser, Custodian, Legal Counsel,
   Independent Auditors,
   Directors....................................... Inside Back Cover

                               PRESIDENT'S LETTER
                             IAI INTERNATIONAL FUND


WHAT'S RIGHT WITH THIS MARKET

[PHOTO]
ROY C. GILLSON
PRESIDENT

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, then I would argue that there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 are growing in the low single digits. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for sluggish profit growth is the great job that Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity. Europe will look even stronger once the Euro, the continent's single currency, begins to replace 11 currencies on January 1, 1999.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Even if 1998 turns out to be a mediocre year for stocks, let's not feel too sorry for ourselves. The Dow Jones Industrial Average has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has your house gone up by a factor of ten in fifteen years? Probably not. The point is that markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, then you should be able to step back and see the good in this market.

                               PRESIDENT'S LETTER
                             IAI INTERNATIONAL FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Growth in the U.S. economy is likely to slow in the months ahead, but it is hard to become too negative on the outlook for the coming year. Although past performance does not guarantee future success, there is little evidence of a recession on the horizon. A modest slowdown is more likely, with real growth dropping to about 2.5% for 1999. Inflation should continue to drift downward.

In general, the world has built excess capacity. Even in the United States, which is one of the best performing economies, capacity utilization rates are below peak levels and credit is readily available to make further productive investments. Although labor markets are tight and employment costs are rising, inflation is not a near-term threat.

To be sure, the economy is losing some of its forward momentum. The manu facturing sector is clearly showing signs of weakness. This sector is directly exposed to the global glut of commodity goods. With weakness overseas, exports are slowing while imports are rising. Layoff announcements have picked-up, and consumer confidence has dropped sharply in response to stock market volatility. Disposable income is still growing, but at a slower pace. Corporate profits are also being squeezed, which is likely to reduce capital spending plans for next year. These indicators all point to slower growth ahead.

Yet, growing evidence of economic deterioration--if this occurs--will prompt further rate reduction. Having taken the first step to ease in three years, the Fed is now sensitive to overseas conditions and the fluid economic environment. If the economy appears to be stumbling, the Fed has plenty of room to drop rates and will do so with little hesitation. Likewise, renewed turmoil in the markets will also prompt Fed action. Thus our outlook for no recession is driven by our confidence that the Fed can and will act if necessary.

Fed diligence is also a key ingredient for the markets. Subdued inflation and the prospect for further cuts in short rates--if need be--will provide good support for bonds. Stock prices remain trapped in a tug-of-war between feeble earnings and favorable liquidity. The stock market will be pulled up and down until one force overcomes the other and sets the next trend.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


SINCERELY,


/s/ Roy C. Gillson


Roy C. Gillson
President

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


IAI INTERNATIONAL

[PHOTO]
ROY C. GILLSON
IAI INTERNATIONAL
FUND MANAGER

FUND HOW HAS THE FUND PERFORMED?

The IAI International Fund returned (5.31)% for the twelve months ended October 31, 1998 compared to the Morgan Stanley EAFE Index which produced a return of 9.95%. The Fund benefited from an overweighting of Finland, France and Portugal and underweighting of Japan, Malaysia, Norway and Sweden. Conversely, an overweighting of Australia, New Zealand and Singapore and underweighting of Belgium, the U.K. and Switzerland, coupled with emerging markets and small cap stocks, detracted from performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Given the volatile nature of the markets over the course of the past twelve months, stock performance was mixed. Our best performing stocks were in Continental Europe, particularly France and Portugal. Disappointments were primarily found in the Far East and Latin America, which suffered as a result of the Asian turmoil.

WERE THERE ANY SIGNIFICANT CHANGES?

Changes within our overall allocation to the major geographic regions were modest. Within the Far East, we sold our holdings in Hong Kong and Malaysia, while increasing our commitment to Singapore. We also reduced our exposure to Japan. Within Europe, we increased our commitment to Continental Europe, establishing positions in Switzerland and Italy, and decreased our exposure to the UK.

     We continue to maintain an overweight position in the Far East relative to the benchmark, although we remain underweighted in Japan. Within Continental Europe, we are maintaining a strong presence in France. Our commitment to emerging markets and small cap stocks remained unchanged.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The focus of world equity markets has been on the collapse of the Far East, which began in Thailand in the summer of 1997 and has continued throughout 1998 despite a short-lived rally in the first quarter. In Malaysia, the government imposed capital controls, while in Japan, the market continued its decline as further evidence of the financial sector crisis and slowing domestic demand emerged. Australasian markets declined by more modest amounts as investors moved money into these more predictable economies.

     Many European markets enjoyed strong double-digit returns as investors sought shelter in a region thought to be relatively safe. In contrast, most emerging markets and small cap stocks were negatively affected by the Asian crisis..

WHAT IS YOUR OUTLOOK FOR THE FUND?

     Asian markets have now reached attractive levels of valuation and offer attractive long term opportunities. We remain committed to Singapore and select sectors of the Japanese market, and are cautiously assessing other markets within the region. In Australasia, although raw material stocks declined as growth forecasts were reduced, commodity plays still offer good long-term value and we are maintaining a strong presence in this region.

     Continental European economies are likely to continue their slow recovery, influenced by capital investment and some pick-up in consumer spending. We remain committed to France where we continue to find companies offering superior value.

     Emerging markets and international small cap stocks offer select opportunities on a long-term basis and we remain convinced of the relative attractiveness of these two asset classes. Current depressed prices are providing clear buying opportunities.

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


PORTFOLIO WEIGHTING:
IAI INTERNATIONAL FUND VS. EAFE INDEX

                                   10/31/98
                     ------------------------------------       Country Returns
                              IAI                 EAFE         for the 12 Months
                       International Fund         Index         Ended 10/31/98
--------------------------------------------------------------------------------
AFRICA
  Egypt                       --%                  --%                 n/a
  South Africa                --                   --                (25%)
EUROPE
  Austria                     --                   --                   4%
  Belgium                      1                    2                  52%
  Denmark                     --                    1                  15%
  Finland                      2                    1                  58%
  France                      25                    9                  36%
  Germany                      9                   10                  30%
  Greece                      --                   --                  44%
  Ireland                     --                    1                  20%
  Italy                        3                    5                  41%
  Netherlands                  3                    5                  10%
  Norway                      --                    1                (27%)
  Poland                      --                   --                (16%)
  Portugal                     3                    1                  38%
  Spain                        4                    3                  48%
  Sweden                       1                    3                   5%
  Switzerland                  3                    8                  25%
  Turkey                      --                   --                (51%)
  United Kingdom              10                   22                  14%
FAR EAST
  Australia                    6                    3                   2%
  Hong Kong                    1                    2                 (1%)
  India                       --                   --                (36%)
  Israel                       1                   --                (19%)
  Japan                       12                   22                (14%)
  Malaysia                    --                   --                (63%)
  New Zealand                  1                   --                (32%)
  Philippines                 --                   --                (16%)
  Singapore                    4                    1                (22%)
  South Korea                 --                   --                (37%)
  Taiwan                      --                   --                (13%)
  Thailand                     1                   --                (15%)
LATIN AMERICA
  Argentina                    1                   --                (16%)
  Brazil                       1                   --                (35%)
  Chile                       --                   --                (38%)
  Mexico                       1                   --                (27%)
  Peru                         1                   --                (41%)
OTHER COUNTRIES                1                   --
CASH                           5                   --
==========================================================================
TOTAL                        100%                 100%
==========================================================================

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


TOP TEN STOCK HOLDINGS

                                                              % of Net Assets
                                                           ---------------------
Issues                     Country       Industry           10/31/98    1/31/98
--------------------------------------------------------------------------------
Qualis*                    France        Financial           11.53        5.80
Telecom Italia             Italy         Services             2.48         --
Eisai                      Japan         Consumer Goods       2.05        2.29
Suez Lyonnaise des Eaux    France        Services             2.04        2.20
Groupe Danone              France        Consumer Goods       2.00         --
Dexia France               France        Financial            1.99        1.50
Sekisui Chemical           Japan         Materials            1.83        1.58
United Overseas Bank       Singapore     Financial            1.80        0.43
Eridania Beghin-Say        France        Consumer Goods       1.79        1.87
UPM-Kymmene                Finland       Materials            1.77        1.88

================================================================================
TOTAL                                                        29.28       17.55
================================================================================
*DENOTES AN ILLIQUID RESTRICTED SECURITY WHICH IS INCLUDED IN "OTHER SECURITIES" IN THE FUND PORTFOLIO.


TOP FIVE COUNTRIES
% OF NET ASSETS

[BAR CHART]

                    AS OF 10/31/98       AS OF 1/31/98

FRANCE                   22.9%                17.5%

JAPAN                    11.5%                16.4%

UNITED KINGDOM            9.1%                13.4%

GERMANY                   8.4%                 8.5%

AUSTRALIA                 5.3%                 2.8%

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

               IAI INTERNATIONAL             EAFE
                            FUND            INDEX

11/01/88                  10,000           10,000
10/31/89                  11,376           10,840
10/31/90                  10,865            9,479
10/31/91                  12,191           10,172
10/31/92                  11,177            8,860
10/31/93                  15,516           12,216
10/31/94                  17,139           13,483
10/31/95                  17,160           13,474
10/31/96                  18,682           14,930
10/31/97                  19,051           15,664
10/31/98                  18,039           17,223


AVERAGE ANNUAL RETURNS+
THROUGH 10/31/98

                                      1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
IAI INTERNATIONAL FUND                (5.31%)         3.06%            6.08%
--------------------------------------------------------------------------------
EAFE Index                             9.95%          7.11%            5.59%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI INTERNATIONAL FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REIN-VESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 73.9%
                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
ARGENTINA - 0.6%
Gas Natural Ban
   Class B (Energy) (b)                              48,890         $    75,802
Telefonica de Argentina
   Class B ADR (Services)                             1,770              58,521
YPF Class D ADR (Energy)                              3,139              90,835
                                                                    ------------
                                                                        225,158
--------------------------------------------------------------------------------
AUSTRALIA - 5.3%
Australian National Industries
   (Materials)                                       80,000              47,046
Boral (Materials)                                   138,600             224,252
Broken Hill Proprietary (Materials)                  66,966             566,752
Commonwealth Bank
   of Australia (Financial)                          36,900             456,731
David Jones (Services)                              150,000             152,059
Henry Walker Group (Energy)                         110,000             122,532
M.I.M. Holdings (Materials)                         620,000             300,944
                                                                    ------------
                                                                      1,870,316
--------------------------------------------------------------------------------
BELGIUM - 0.4%
Compagnie Maritime
   Belge (Services)                                   2,650             136,533
--------------------------------------------------------------------------------
BRAZIL - 0.2%
Electricidade do Estado
   da Bahia (Energy)                              1,087,000              34,809
Usinas Siderurgicas de
   Minas Gerais ADR (Materials)                       6,700              20,100
                                                                    ------------
                                                                         54,909
--------------------------------------------------------------------------------
CHILE - 0.3%
Enersis ADR (Energy)                                  3,026              63,168
Supermercados Unimarc
   ADR (Consumer Goods)                               9,491              32,625
                                                                    ------------
                                                                         95,793
--------------------------------------------------------------------------------

                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
EGYPT - 0.2%
Suez Cement GDR (Materials) (c)                       4,555         $    66,959
--------------------------------------------------------------------------------
FINLAND - 1.8%
Orion-Yhtyma Class B
   (Consumer Goods)                                     333               7,997
UPM-Kymmene (Materials)                              26,100             621,614
                                                                    ------------
                                                                        629,611
--------------------------------------------------------------------------------
FRANCE - 11.4%
CNP Assurances (Financial) (b)                       11,754             399,556
Compagnie des Alpes (Services)                        3,000              92,856
Dexia France (Financial)                              4,740             698,589
Eridania Beghin-Say
   (Consumer Goods)                                   3,490             628,037
Groupe Danone (Consumer Goods)                        2,657             702,381
La Rochette (Materials) (b)                          60,000             192,190
Michelin Class B (Consumer Goods)                    11,486             473,330
Rubis (Materials)                                     3,800             100,522
Suez Lyonnaise des Eaux
   (Services)                                         4,010             718,004
                                                                    ------------
                                                                      4,005,465
--------------------------------------------------------------------------------
GERMANY - 7.1%
BASF (Materials)                                      5,730             242,873
Bayer (Materials)                                    12,926             525,250
Berliner Elektro Holding
   (Capital Equipment)                                5,613              77,271
BHF-Bank (Financial)                                  7,300             280,990
Deutsche Bank (Financial)                             2,550             158,586
Deutsche Telekom (Services)                           7,140             193,136
Dyckerhoff & Widmann (Materials)                      1,800             195,629
Fuchs Petrolub (Materials)                            1,750             188,609
KM Europa Metal (Materials)                           3,850             205,727
VEBA (Energy)                                         7,400             413,296
                                                                    ------------
                                                                      2,481,367
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998

COMMON STOCKS (CONT.)
                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
GREECE - 0.2%
Delta Informatics
   (Capital Equipment)                                3,296         $    61,348
Texniki Et Boloy
   (Capital Equipment)                                3,853              13,618
                                                                    ------------
                                                                         74,966
--------------------------------------------------------------------------------
HONG KONG - 1.3%
Giordano International
   (Consumer Goods)                                 740,000              88,846
Jardine Strategic (Multi - Industry)                216,000             345,600
Sinocan Holdings
   (Consumer Goods) (b)                           1,338,893              14,519
                                                                    ------------
                                                                        448,965
--------------------------------------------------------------------------------
INDIA - 0.1%
Indian Petrochemicals GDR
    (Materials)                                      12,100              47,190
--------------------------------------------------------------------------------
ISRAEL - 0.6%
Bank Hapoalim (Financial)                            28,173              50,763
Blue Square Chain Investments
   & Properties (Consumer Goods) (b)                  3,544              45,139
Blue Square-Israel ADR
   (Consumer Goods)                                   3,886              50,032
Tadiran Telecommunications ADR
   (Services) (c)                                     4,170              69,848
                                                                    ------------
                                                                        215,782
--------------------------------------------------------------------------------
ITALY - 2.8%
Banca Popolare di Milano (Financial)                  4,102              32,155
Caffaro (Materials)                                  70,000              72,852
Telecom Italia (Services)                           171,920             870,698
                                                                    ------------
                                                                        975,705
--------------------------------------------------------------------------------

                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
JAPAN - 11.5%
Eisai (Consumer Goods)                               46,000         $   721,600
Hitachi (Capital Equipment)                         116,000             590,303
Mazda Motor
   (Consumer Goods) (b)                             125,000             466,618
Mitsui Wood Systems
   (Capital Equipment)                               36,000              64,876
NAMCO (Consumer Goods)                               15,000             330,172
New Japan Radio
   (Capital Equipment)                               45,000             104,265
Nippon Telegraph & Telephone
   (Services)                                           102             400,017
Nippon Yusen Kabushiki Kaisha
    (Services)                                      186,000             616,116
Sekisui Chemical (Materials)                        118,000             643,010
Toyoda Gosei (Materials)                             23,000              82,108
                                                                    ------------
                                                                      4,019,085
--------------------------------------------------------------------------------
MALAYSIA - 0.2%
Boustead Holdings
    (Multi - Industry)                               48,236              22,182
Land & General
   (Multi - Industry) (b)                           214,000              27,665
Petronas Dagangan
   (Energy)                                          74,400              33,627
                                                                    ------------
                                                                         83,474
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998

COMMON STOCKS (CONT.)
                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
MEXICO - 0.7%
Corporacion GEO Series B
   (Financial) (b)                                    9,455         $    16,344
Grupo Carso Series A-1
    (Multi - Industry)                               10,700              36,942
Grupo Industrial Maseca ADR
   (Consumer Goods)                                   1,420              17,573
Grupo Tribasa ADR
   (Capital Equipment) (b)                            9,530              19,060
Industrias Series B
    (Capital Equipment) (b)                          23,000              52,939
Telefonos de Mexico ADR
   (Services)                                         1,629              86,032
                                                                    ------------
                                                                        228,890
--------------------------------------------------------------------------------
NETHERLANDS - 2.7%
Boskalis Westminster
   (Capital Equipment)                               13,000             175,403
European Vinyls Corporation
   International (Materials)                          2,000              18,633
KLM Royal Dutch Air Lines
    (Services)                                       11,470             346,366
Macintosh Retail Group
   (Consumer Goods)                                   8,200             228,302
Ten Cate (Consumer Goods)                             6,250             194,089
                                                                    ------------
                                                                        962,793
--------------------------------------------------------------------------------
NEW ZEALAND - 0.9%
Carter Holt Harvey (Materials)                      201,300             164,115
Restaurant Brands
   (Consumer Goods)                                 150,000              65,116
Wrightson (Services)                                500,000              87,351
                                                                    ------------
                                                                        316,582
--------------------------------------------------------------------------------
NORWAY - 0.4%
Awilco Class B (Energy)                              60,000              97,664
Petroleum
   Geo-Services (Energy) (b)                          2,304              48,754
                                                                    ------------
                                                                        146,418
--------------------------------------------------------------------------------

                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
PERU - 0.4%
Credicorp ADR (Financial)                             1,160         $     8,120
Credicorp ADR (Financial)                             5,640              38,070
Edegel Class B
    (Energy)                                        235,740              60,702
Telefonica del Peru Class B ADR
   (Services)                                         3,560              46,280
                                                                    ------------
                                                                        153,172
--------------------------------------------------------------------------------
PHILIPPINES - 0.2%
Universal Robina (Services)                         833,539              66,105
--------------------------------------------------------------------------------
POLAND - 0.3%
Elektrim (Capital Equipment)                          7,600              90,437
--------------------------------------------------------------------------------
PORTUGAL - 2.7%
Banco Pinto & Sotto Mayor
   (Financial)                                       31,346             601,199
Brisa-Auto Estradas
   (Capital Equipment)                                7,358             356,707
                                                                    ------------
                                                                        957,906
--------------------------------------------------------------------------------
SINGAPORE - 4.0%
Amteck Engineering
   (Capital Equipment)                              275,000             119,066
GPE Industries
   (Capital Equipment)                              250,000              86,250
Hong Leong Finance,
   foreign (Financial)                               60,000              68,906
Singapore Airlines,
   foreign (Services)                                81,289             499,226
United Overseas Bank,
   foreign (Financial)                              134,453             631,681
                                                                    ------------
                                                                      1,405,129
--------------------------------------------------------------------------------
SOUTH AFRICA - 0.3%
Bidvest Group (Consumer Goods)                       10,691              77,180
South African Iron & Steel Industrial
   (Materials)                                      162,500              41,132
                                                                    ------------
                                                                        118,312
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13
10

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998

COMMON STOCKS (CONT.)
                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
SOUTH KOREA - 0.2%
Pohang Iron & Steel, foreign
   (Materials)                                        1,060         $    58,708
Samsung Electronics, foreign
   (Consumer Goods)                                     421              17,229
                                                                    ------------
                                                                         75,937
--------------------------------------------------------------------------------
SPAIN - 3.5%
Banco de Valencia (Financial)                         4,000             106,293
Catalana Occidente (Financial)                        1,500              39,753
Fuerzas Electricas de Cataluna
   Class A (Energy)                                  47,633             479,300
Iberdrola (Energy)                                   36,230             584,065
                                                                    ------------
                                                                      1,209,411
--------------------------------------------------------------------------------
SWEDEN - 0.7%
ICB Shipping Class B (Services)                      19,000             143,404
N&T Argonaut Class A (Services) (b)                  55,052              39,437
N&T Argonaut Class B (Services) (b)                 104,948              68,470
                                                                    ------------
                                                                        251,311
--------------------------------------------------------------------------------
SWITZERLAND - 2.9%
Danzas Holding (Services)                               200              55,088
Forbo Holding (Materials)                               100              41,353
Swatch Group Class B
   (Consumer Goods)                                   1,060             584,714
Swisscom (Services) (b)                                 978             331,489
                                                                    ------------
                                                                      1,012,644
--------------------------------------------------------------------------------
TAIWAN - 0.3%
Taipei Fund IDR (Financial) (b)                          14 (e)         116,200
--------------------------------------------------------------------------------
THAILAND - 0.4%
Bangkok Bank, foreign (Financial) (b)                24,916              37,972
Charoen Pokphand Feedmill, foreign
    (Consumer Goods) (b)                             28,930              31,493
Hana Microelectronics, foreign
   (Capital Equipment) (b)                           24,760              66,372
Siam City Bank, foreign (Financial) (b)              30,825                 252
Srithai Superware, foreign
(Consumer Goods) (b)                                 39,100               7,555
                                                                    ------------
                                                                        143,644
--------------------------------------------------------------------------------

                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
TURKEY - 0.1%
Tofas Turk Otomobile GDR
   (Consumer Goods) (b) (c)                         262,500         $    18,374
--------------------------------------------------------------------------------
UNITED STATES - 0.1%
Morgan Stanley India Investment
   Fund (Multi-Industry) (b)                          7,400              49,950
--------------------------------------------------------------------------------
UNITED KINGDOM - 9.1%
Blue Circle Industries (Materials)                   80,560             440,156
BTR (Consumer Goods)                                252,190             441,348
Cookson Group (Materials)                            18,116              37,924
Delta (Electronic Technology)                        30,000              66,318
Enterprise Oil (Energy)                              40,200             274,678
Eurocamp (Services)                                  47,000             145,615
Greenalls Group (Services)                           54,531             299,083
Imperial Tobacco Group
   (Consumer Goods)                                  34,380             354,094
Low & Bonar (Consumer Goods)                         36,000             125,402
Medeva (Consumer Goods)                              15,000              30,396
Rolls-Royce (Capital Equipment)                     132,956             490,968
Tomkins (Multi - Industry)                           90,197             417,661
United Biscuits (Services)                           16,651              65,530
                                                                    ------------
                                                                      3,189,173
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $29,966,226)........................................... $     25,943,666
================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                OCTOBER 31, 1998

NON-CONVERTIBLE PREFERRED STOCKS - 1.9%
                                                                        Market
                                                    Quantity           Value (a)
--------------------------------------------------------------------------------
AUSTRIA - 0.1%
Baumax (Consumer Goods)                               1,250         $    24,136
--------------------------------------------------------------------------------
BRAZIL - 0.4%
Centrais Electricas de Santa
   Catarina Series B (Energy)                        90,600              50,886
Centrais Electricas de Santa
   Catarina Series B GDR (Energy) (c)                   120               6,600
Eletricidade do Estado
   da Bahia (Energy) (b)                          2,147,000              68,393
Mineracado da Trinidade-Samitri
   (Materials)                                    2,424,235              25,403
                                                                    ------------
                                                                        151,282
--------------------------------------------------------------------------------
GERMANY - 1.3%
Koenig & Bauer (Capital Equipment)                      875             216,610
Rheinmetall (Capital Equipment)                      11,500             229,139
                                                                    ------------
                                                                        445,749
--------------------------------------------------------------------------------
SOUTH KOREA - 0.1%
Samsung Electronics, foreign
   (Consumer Goods)                                   1,600              20,129
================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $733,603).............................................. $        641,296
================================================================================

OTHER SECURITIES - 11.5%
                                                   Ownership            Market
                                                   Percentage          Value (a)
--------------------------------------------------------------------------------
FRANCE - 11.5%
Qualis (LIMITED PARTNERSHIP) (b) (d)                  2.82%         $ 4,048,947
================================================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $3,709,515)............................................ $      4,048,947
================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $34,409,344)........................................... $     30,633,909
================================================================================

SHORT-TERM SECURITIES - 4.9%
                                                   Principal             Market
                     Rate          Maturity          Amount            Value (a)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.9%
Ford Motor Credit (Financial)
                     5.72%         11/02/98      $ 1,730,000     0   $ 1,729,725
================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,729,725)............................................ $      1,729,725
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $36,139,069) (f)....................................... $     32,363,634
================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 7.8%
 .............................................................. $      2,752,789
================================================================================
TOTAL NET ASSETS
 .............................................................. $     35,116,423
================================================================================

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13
12

                             NOTES TO FUND PORTFOLIO
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998


                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.

                                       (d)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public and are considered illiquid. For the restricted security issue held at October 31, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the security. The restricted security held was acquired on 04/02/96 and 01/13/98 for a total cost of $3,709,515.

                                       (e)

Quantity disclosed in units. One unit represents 100 shares.

                                       (f)

At October 31, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


    Cost for federal tax purposes.........................  $      37,204,234
                                                          ======================

    Gross unrealized appreciation.........................  $       1,614,302

    Gross unrealized depreciation.........................         (6,454,902)
                                                          ----------------------

    Net unrealized depreciation ..........................  $      (4,840,600)
                                                          ======================

                       STATEMENT OF ASSETS AND LIABILITIES
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (Cost: $36,139,069)                                                           $   32,363,634
Cash in bank on demand deposit                                                                                            281,454
Receivable for investment securities sold                                                                                 302,555
Receivable for Fund shares sold                                                                                         2,055,396
Dividends receivable                                                                                                      379,549
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                               4,475
Other                                                                                                                       8,002
                                                                                                                  -----------------
    TOTAL ASSETS                                                                                                       35,395,065
                                                                                                                  -----------------
LIABILITIES
Payable for investment securities purchased                                                                               140,938
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                             135,879
Accrued management fee                                                                                                      1,635
Other accrued expenses                                                                                                        190
                                                                                                                  -----------------
    TOTAL LIABILITIES                                                                                                     278,642
                                                                                                                  -----------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                                             $   35,116,423
                                                                                                                  =================
REPRESENTED BY:
Capital stock                                                                                                      $       35,788
Additional paid-in capital                                                                                             40,794,359
Undistributed net investment income                                                                                        62,615
Accumulated net realized losses on investments                                                                         (1,863,618)
Unrealized appreciation or depreciation on:
    Investment securities                                                                     $  (3,775,435)
    Other assets and liabilities denominated in foreign currency                                   (137,286)
                                                                                             ----------------
                                                                                                                       (3,912,721)
                                                                                                                  -----------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                        $   35,116,423
                                                                                                                  =================
    Shares of capital stock outstanding; authorized 10 billion shares of $.01 par value stock                           3,578,772
                                                                                                                  -----------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                                         $         9.81
                                                                                                                  =================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18

                            STATEMENTS OF OPERATIONS
                             IAI INTERNATIONAL FUND

                                                                                     Period from
                                                                                   February 1, 1998                  Year ended
                                                                                 to October 31, 1998*             January 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends (net of foreign income taxes withheld
      of $111,412 and $375,988, respectively)                                        $   877,834                       $ 3,103,120
   Interest                                                                              115,458                           160,631
                                                                                 ---------------------------------------------------
      TOTAL INCOME                                                                       993,292                         3,263,751
                                                                                 ---------------------------------------------------
EXPENSES
   Management fees                                                                       554,928                         1,762,718
   Compensation of Directors                                                               6,871                            11,961
   Interest                                                                               19,245                                --
                                                                                 ---------------------------------------------------
      TOTAL EXPENSES                                                                     581,044                         1,774,679
      Less fees reimbursed by Advisers                                                    (6,871)                          (11,961)
                                                                                 ---------------------------------------------------
      NET EXPENSES                                                                       574,173                         1,762,718
                                                                                 ---------------------------------------------------
      NET INVESTMENT INCOME                                                              419,119                         1,501,033
                                                                                 ---------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) on:
   Investment securities                                             $  (161,857)                   $  7,105,354
   Foreign currency transactions (net of foreign currency tax of
     $951 and $4,580, respectively)                                     (310,672)                        (41,314)
                                                                    -------------                  --------------
                                                                                        (472,529)                        7,064,040
Net change in unrealized appreciation or depreciation on:
   Investment securities                                             $ 1,476,248                    $ (7,735,915)
   Other assets and liabilities denominated in
      foreign currency                                                  (126,686)                       (397,700)
                                                                    -------------                  --------------
                                                                                       1,349,562                        (8,133,615)
                                                                                 ---------------------------------------------------
   NET GAIN (LOSS) ON INVESTMENTS                                                        877,033                        (1,069,575)
                                                                                 ---------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 1,296,152                       $   431,458
                                                                                 ===================================================

*REFLECTS FISCAL YEAR END CHANGE FROM JANUARY 31 TO OCTOBER 31.


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18

                       STATEMENTS OF CHANGES IN NET ASSETS
                             IAI INTERNATIONAL FUND

                                                                        Period from
                                                                      February 1, 1998         Year ended            Year ended
                                                                    to October 31, 1998*    January 31, 1998      January 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                               $     419,119         $   1,501,033         $   2,042,362
   Net realized gains (losses)                                              (472,529)            7,064,040            12,005,271
   Net change in unrealized appreciation or depreciation                   1,349,562            (8,133,615)          (10,839,388)
                                                                   ----------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              1,296,152               431,458             3,208,245
                                                                   ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    (104,831)           (2,498,912)           (2,507,284)
   Net realized gains                                                         (7,073)           (9,915,596)          (10,555,519)
                                                                   ----------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                                (111,904)          (12,414,508)          (13,062,803)
                                                                   ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                                      141,661,893           132,201,297           118,509,652
   Net asset value of shares issued in
         reinvestment of distributions                                        91,242            11,993,205            12,833,206
   Cost of shares redeemed                                              (171,169,607)         (185,054,041)         (156,960,324)
                                                                   ----------------------------------------------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          (29,416,472)          (40,859,539)          (25,617,466)
                                                                   ----------------------------------------------------------------
         TOTAL DECREASE IN NET ASSETS                                    (28,232,224)          (52,842,589)          (35,472,024)
NET ASSETS AT BEGINNING OF PERIOD                                         63,348,647           116,191,236           151,663,260
                                                                   ----------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                            $  35,116,423         $  63,348,647         $ 116,191,236
                                                                   ================================================================
   INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME OF:                                           $      62,615         $    (121,935)        $     615,608
                                                                   ================================================================

*REFLECTS FISCAL YEAR END CHANGE FROM JANUARY 31 TO OCTOBER 31.


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18

                              FINANCIAL HIGHLIGHTS
                             IAI INTERNATIONAL FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                             Years ended
                                             Period from                     January 31,                Period from      Year ended
                                          February 1, 1998 to  -------------------------------------  April 1, 1994 to    March 31,
                                          October 31, 1998++      1998          1997          1996    January 31, 1995+     1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
      Beginning of period                     $   10.26        $   12.11     $   13.24     $   12.06      $   13.45       $   11.22
                                             ---------------------------------------------------------------------------------------
OPERATIONS
      Net investment income                        0.10             0.20          0.24          0.19           0.11            0.06
      Net realized and unrealized
           gains (losses)                         (0.52)           (0.34)         0.08          2.17          (0.62)           2.56
                                             ---------------------------------------------------------------------------------------
           TOTAL FROM OPERATIONS                  (0.42)           (0.14)         0.32          2.36          (0.51)           2.62
                                             ---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                       (0.03)           (0.32)        (0.28)        (0.16)            --           (0.34)
      Net realized gains                             --            (1.39)        (1.17)        (1.02)         (0.88)          (0.05)
                                             ---------------------------------------------------------------------------------------
           TOTAL DISTRIBUTIONS                    (0.03)           (1.71)        (1.45)        (1.18)         (0.88)          (0.39)
                                             ---------------------------------------------------------------------------------------

NET ASSET VALUE
      End of period                           $    9.81        $   10.26     $   12.11     $   13.24      $   12.06       $   13.45
                                             =======================================================================================

Total investment return*                          (4.15%)          (1.04%)        2.39%        20.15%         (4.14%)         23.85%

Net assets at end of period
      (000's omitted)                         $  35,116        $  63,349     $ 116,191     $ 151,663      $ 136,474       $ 134,796

RATIOS
      Expenses to average net assets
           (including interest expense)            1.76%**          1.67%         1.65%         1.66%          1.72%**         1.74%
      Expenses to average net assets
           (excluding interest expense)            1.70%**          1.67%         1.65%         1.66%          1.72%**         1.74%
      Net investment income to
           average net assets                      1.28%**          1.42%         1.56%         1.12%          1.04%**          .87%
      Portfolio turnover rate
           (excluding short-term securities)       50.2%            76.4%         32.1%         39.2%          27.6%           50.9%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

+    REFLECTS FISCAL YEAR END CHANGE FROM MARCH 31 TO JANUARY 31.

++   REFLECTS FISCAL YEAR END CHANGE FROM JANUARY 31 TO OCTOBER 31.

                          NOTES TO FINANCIAL STATEMENTS
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI International Fund is a separate portfolio of IAI Investment Funds III, Inc. The Fund has a primary objective of capital appreciation mainly through investment in equity securities of developed and emerging countries. This report covers only the International Fund (the Fund).

On May 13, 1998, the Board of Directors elected to change the fiscal year end of the Fund from January 31 to October 31. Accordingly, these financial statements include the nine-month period from February 1, 1998 to October 31, 1998.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Such securities represent $4,048,947 (11.5% of net assets) as of October 31, 1998. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting

                          NOTES TO FINANCIAL STATEMENTS
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998


[1]  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, additional paid-in capital has been decreased by $120,277, undistributed net investment income has been decreased by $129,738 and accumulated net realized gains have been increased by $250,015.

For federal income tax purposes, the Fund has a capital loss carryover of approximately $835,000, at October 31, 1998, which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

CONCENTRATION OF RISK

Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998


[2]  COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). The Fund is committed to make capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund had available a line of credit of $6,660,000, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at October 31, 1998.

[3]  FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.70% declining to 1.30% of average daily net assets. The fee is paid monthly. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4]  CAPITAL STOCK

The Fund has authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                                            Years ended
                               Period from                  January 31,
                            February 1, 1998 to    ----------------------------
                             October 31, 1998         1998               1997
--------------------------------------------------------------------------------
SOLD                            13,642,998         10,833,124         9,050,644

ISSUED FOR REINVESTED
DISTRIBUTIONS                        8,519          1,143,039         1,043,904

REDEEMED                       (16,247,561)       (15,399,390)      (11,955,329)
                        --------------------------------------------------------
INCREASE (DECREASE)
IN SHARES OUTSTANDING           (2,596,044)        (3,423,227)       (1,860,781)
                        ========================================================

                          NOTES TO FINANCIAL STATEMENTS
                             IAI INTERNATIONAL FUND


                                OCTOBER 31, 1998


[5]  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $20,512,171 and $47,582,014, respectively.

RESTRICTED SECURITIES

Included in the Fund's portfolio of investments in securities at October 31, 1998, is an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). This security, which represents 11.5% of net assets, is consider illiquid.

The Fund limits investments in securities that are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

[6]  FOREIGN CURRENCY COMMITMENTS

At October 31, 1998, the Fund had entered into foreign currency exchange contracts. The unrealized appreciation and/or depreciation on those contracts at October 31, 1998 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


Exchange                                                                            Unrealized          Unrealized
Date           Currency to be Delivered           Currency to be Received          Appreciation        Depreciation
--------------------------------------------------------------------------------------------------------------------
11/02/98          9,992   U.S. Dollar             16,121   Australian Dollar      $        40          $       --
11/02/98         15,238   U.S. Dollar             24,585   Australian Dollar               61                  --
11/02/98         22,207   U.S. Dollar             13,306   British Pound                   76                  --
11/02/98        106,385   Greek Drachma              376   U.S. Dollar                     --                   2
11/03/98         12,557   Argentine Peso          12,542   U.S. Dollar                     --                  19
11/03/98          3,153   U.S. Dollar              3,745   Brazilian Real                  --                  14
11/03/98          9,292   U.S. Dollar             17,766   New Zealand Dollar             113                  --
11/03/98         32,395   Peruvian New Sol        10,491   U.S. Dollar                     --                  68
11/04/98          9,990   U.S. Dollar             11,870   Brazilian Real                  --                  40
11/04/98          3,324   U.S. Dollar            385,963   Japanese Yen                    --                  12
11/05/98         26,986   British Pound           45,093   U.S. Dollar                     --                 100
11/05/98          2,109   Singapore Dollar         1,294   U.S. Dollar                     --                   1
11/06/98        203,001   Singapore Dollar       124,540   U.S. Dollar                     --                 130
11/30/98         38,187   U.S. Dollar            210,447   French Franc                    --                 316
12/02/98     75,947,034   Japanese Yen           558,660   U.S. Dollar                     --              96,242
12/02/98     53,787,240   Japanese Yen           468,000   U.S. Dollar                  4,185                  --
03/19/99        739,991   Singapore Dollar       427,000   U.S. Dollar                     --              31,735
03/19/99        121,310   Singapore Dollar        70,000   U.S. Dollar                     --               5,203
10/07/99        395,063   Hong Kong Dollar        48,900   U.S. Dollar                     --                 750
10/07/99        656,823   Hong Kong Dollar        81,300   U.S. Dollar                     --               1,247
--------------------------------------------------------------------------------------------------------------------
                                                                                  $     4,475          $  135,879
====================================================================================================================

                          INDEPENDENT AUDITORS' REPORT
                             IAI INTERNATIONAL FUND



THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS III, INC.:

We have audited the accompanying statement of assets and liabilities, including the fund portfolio, of IAI International Fund (a portfolio within IAI Investment Funds III, Inc.) as of October 31, 1998, and the related statements of operations for the period from February 1, 1998 to October 31, 1998 and the year ended January 31, 1998, the statements of changes in net assets for the period from February 1, 1998 to October 31, 1998 and each of the years in the two-year period ended January 31, 1998, and the financial highlights for the periods presented on page 17 of the annual report. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI International Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 11, 1998

                             FEDERAL TAX INFORMATION
                             IAI INTERNATIONAL FUND



      We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.
                                 TAX INFORMATION

-------------------------------------------------------------------------------
  Payable Date                     Ordinary Income (A)      Capital Gains
-------------------------------------------------------------------------------
  JUNE 1998                        $    0.0252              $    0.0017
===============================================================================
                                   $    0.0252              $    0.0017

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     SECONDARY
IAI FUND                     PRIMARY OBJECTIVE       OBJECTIVE              PORTFOLIO COMPOSITION
 ....................................................................................................................................
IAI INTERNATIONAL FUND       Capital Appreciation    Income                 Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND     Capital Appreciation      --                   Common stocks of small- to medium-sized
                                                                            emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                  Capital Appreciation      --                   Common stocks of small- to medium-sized
APPRECIATION FUND                                                           growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND       Capital Appreciation     --                    Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND            Capital Appreciation     --                    Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND              Capital Appreciation     --                    Common stocks with potential for above-average
                                                                            growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND               Capital Appreciation     --                    Common stocks which are considered to be undervalued

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND   Capital Appreciation    Income                 Common stocks with potential for long-term appreciation,
                                                                            and common stocks that are expected to produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND            Total Return            Income                 Common stocks, investment-grade bonds and
                             [CAPITAL APPRECIATION                          short-term instruments
                             + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                Income                  Capital Preservation   Investment-grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND        Stability/Liquidity     Income                 The portfolio's average dollar-weighted maturity is less
                                                                            than 90 days, investing in high quality, money market
                                                                            securities
------------------------------------------------------------------------------------------------------------------------------------


24

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


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS

      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700